                                       TRANSLATION FOR INFORMATION PURPOSES ONLY


                           PROJECT ACCOUNT AGREEMENT
                                    (MALI),

                         Dated ___________, ________,

                                     among

                        BANQUE DE DEVELOPPEMENT DU MALI
                              as the Account Bank,

                         N M ROTHSCHILD & SONS LIMITED,
                                 as the Agent,

                                      and

                       SOCIETE DES MINES DE MORILA S.A.,
                                as the Borrower.

                             Project Account (Mali)

                                     MAYER
                                     BROWN
                                    & PLATT

                               Bucklersbury House
                            3 Queen Victoria Street
                                London EC4N 8EL

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

                               TABLE OF CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----
SECTION 1.   DEFINED TERMS .................................................. 1
SECTION 2.   INTERPRETATION ................................................. 2
SECTION 3.   APPOINTMENT AND ACCEPTANCE ..................................... 2
SECTION 4.   INSTRUCTIONS AS TO PAYMENTS INTO PROJECT ACCOUNT ............... 3
SECTION 5.   PAYMENTS FROM PROJECT ACCOUNT; ................................. 3
SECTION 6.   APPLICATION OF ACCOUNT BALANCES ................................ 4
SECTION 7.   AUTHORISATION OF ACCOUNT BANK .................................. 4
SECTION 8.   ROLE OF ACCOUNT BANK ........................................... 4
SECTION 9.   ACCOUNT BANK'S ACKNOWLEDGEMENT ................................. 5
SECTION 10.  STANDARD OF CARE; INDEMNIFICATION .............................. 5
SECTION 11.  INFORMATION .................................................... 6
SECTION 12.  LIMITED SET-OFF ................................................ 7
SECTION 13.  FEES AND EXPENSES .............................................. 7
SECTION 14.  NO WAIVER ...................................................... 7
SECTION 15.  LIENS .......................................................... 8
SECTION 16.  REMOVAL AND RESIGNATION OF THE ACCOUNT BANK;
             CLOSURE OF PROJECT ACCOUNT ..................................... 8
SECTION 17.  SUCCESSORS AND ASSIGNS ......................................... 9
SECTION 18.  INSTRUCTIONS; FUND TRANSFERS; AUTHORISED SIGNATURES ............ 9
SECTION 19.  NOTICES ........................................................11
SECTION 20.  WAIVERS, AMENDMENTS, ETC .......................................11
SECTION 21.  COUNTERPARTS ...................................................11
SECTION 22.  GOVERNING LAW; JURISDICTION; WAIVER OF IMMUNITY ................12
SECTION 23.  ADDITIONAL DOCUMENTATION .......................................12
SECTION 24.  PERPETUITY PERIOD ..............................................13
SECTION 25.  FURTHER ASSURANCES .............................................13
SECTION 26.  POWER OF ATTORNEY ..............................................13

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

                        PROJECT ACCOUNT AGREEMENT (MALI)

        THIS PROJECT ACCOUNT AGREEMENT, dated_____, 2000, (as the same may be amended, modified or supplemented from time to time, this "Agreement"), is made among SOCIETE DES MINES DE MORILA S.A., a company (societe anonyme) organised and existing under the laws of the Republic of Mali (the "Borrower"), BANQUE DE DEVELOPPEMENT DU MALI, a bank organised and existing under the laws of Mali (the "Account Bank") and N M ROTHSCHILD & SONS LIMITED, a bank organised and existing under the laws of England ("Rothschild"), in its capacity as the Agent for the Lender Parties (in such capacity, the "Agent").

                               W I T N E S S E S:

        A. WHEREAS, pursuant to a Loan Agreement, dated December 21, 2000, (as amended, modified or supplemented from time to time, the "Loan Agreement"), among (1) the Borrower, (2) Randgold Resources Limited, Randgold & Exploration Company Limited and Randgold Resources (Morila) Limited, as the Completion Guarantors, (3) various banks and financial institutions, as the Lenders and as the Co-Arrangers, (4) Rothschild and Standard Bank London Limited, as the Arrangers, and (5) Rothschild, as the Agent for the Lenders, the Lenders have agreed to extend Commitments to make Loans to the Borrower;

        B. WHEREAS, as contemplated by the Loan Agreement, each of the Borrower and the Lender Parties wishes the Account Bank to act in the capacity of Project Account Bank (Mali) pursuant to the terms of the Loan Agreement and this Agreement and the Account Bank is willing to act in such capacity;

        C. WHEREAS, this Agreement is the Project Account Agreement (Mali) referred to in the Loan Agreement, and it is a condition precedent to the obligation of the Lenders to make the initial Loans that the Borrower and the Account Bank execute and deliver this Agreement.

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Borrower and the Account Bank, the parties undertake and agree with the Agent, as follows:

        SECTION 1. DEFINED TERMS.

        Capitalised terms used but not defined in this Agreement (including the preamble and recitals hereto) have the same meanings as in the Loan Agreement. The following capitalised terms when used in this Agreement (including its preamble and recitals) have the following meanings:

        "Account Balance" is defined in clause (b) of Section 4.

        "Account Bank" is defined in the preamble.

        "Agent" is defined in the preamble.

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

        "Agreement" is defined in the preamble.

        "Authorised Officer" is defined in clause (a) of Section 18.

        "Borrower" is defined in the preamble.

        "Default Notice" means a notice of an Authorised Officer of the Agent to the effect that a Default under the Loan Agreement has occurred, substantially in the form of Exhibit A attached hereto.

        "Enforcement Notice" means a notice of an Authorised Officer of the Agent to the effect that an Event of Default has occurred substantially in the form of Exhibit B attached hereto.

        "Fee Schedule" is defined in clause (a) of Section 13.

        "Instructions" is defined in clause (a) of Section 18.

        "Loan Agreement" is defined in recital A.

        "Project Account" means the Project Account (Mali).

        "Rothschild" is defined in the preamble.

        "Transfer Instructions" is defined in clause (f) of Section 18.

        SECTION 2. INTERPRETATION.

        This Agreement is a Loan Document, and shall be interpreted and construed in accordance with the terms and provisions of the Loan Agreement (including Sections 1.2 to 1.5 thereof, the provisions of which are hereby incorporated in this Agreement with all necessary consequential changes).

        SECTION 3. APPOINTMENT AND ACCEPTANCE.

        Pursuant to Article 4 of the Loan Agreement, each of the Borrower and the Agent hereby requests, and the Account Bank hereby agrees, to open and maintain the only account the Borrowers will hold in Mali in the name of the Borrower as set out below, such account being a Project Account, and to hold therein, subject to the terms and conditions of this Agreement and the other Loan Documents (and, without limitation of the foregoing, subject to the liens in favour of the Agent granted in respect of the Project Account pursuant to the Borrower Security Agreement (Offshore Assets), all such property described in
Section 4 as shall be received by the Account Bank for such Project Account.

        Project Account (Mali): Account No: 204/5778 Morila S.A.

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

             Branch:      Banque de Developpement du Mali
                          Avenue Modibo Keita
                          BP 94 Bamako

             Currency:    CFA

        SECTION 4. INSTRUCTIONS AS TO PAYMENTS INTO PROJECT ACCOUNT.

             (a)     TYPE OF PAYMENTS.

        The Account Bank is, subject to Section 6, hereby authorised and directed to receive and hold in the Project Account the following funds, moneys and other property, in each case pursuant to Instructions from the Borrower (and the Borrower shall simultaneously deliver a copy of such Instructions to the Agent):

                     (i) PROJECT ACCOUNT: all amounts received by the Borrower which is denominated in CFA or amount denominated in Dollars which is transferred by Citibank, N.A., Jersey Branch to the Project Account;

                     (ii) INTEREST: pursuant to clause (h) of Section 4.4 of the Loan Agreement, interest accrued in respect of each of the foregoing amounts.

             (b) ACCOUNT BALANCES. All of the items from time to time standing to the credit of the Project Account are collectively referred to as the "Account Balance" of the Project Account.

        SECTION 5. PAYMENTS FROM PROJECT ACCOUNT;.

             (a) PAYMENTS. Subject to Section 6, the Account Bank is hereby authorised and directed (and the Account Bank hereby agrees) to take the following actions with respect to the Account Balances as directed pursuant to Instructions from the Borrower (and the Borrower shall simultaneously deliver a copy of such Instructions to the Agent):

                     (i) PAYMENTS UNDER LOAN AGREEMENT: prior to receipt from the Agent of a Default Notice, to transfer or pay funds from the Project Account for the purposes described in and subject to the requirements of clauses (b), (d) and (e) of Section 4.2 of the Loan Agreement; and

                     (ii) ACTION FOLLOWING DEFAULT NOTICE: upon receipt from the Agent of a Default Notice but prior to receipt from the Agent of an Enforcement Notice, to transfer or pay funds from the Project Account, if and only if the relevant Instructions from the Borrower have been countersigned by the Agent

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

                     (iii) and only for the purposes described in clause (e) of Section 4.4 of the Loan Agreement.

        SECTION 6. APPLICATION OF ACCOUNT BALANCES.

        Notwithstanding any prior Instructions received pursuant to Section 5, and subject only to the requirements of Applicable Law, the Account Bank is hereby authorised and directed (and the Account Bank hereby agrees) to take the following actions with respect to all Account Balances as the Agent shall in each case direct:

             (a) GENERAL: upon receipt from the Agent of an Enforcement Notice, to act with respect to the Project Account only in accordance with Instructions given by the Agent and from no other person; and

             (b) CASH: upon receipt from the Agent of an Enforcement Notice withdraw and remit to the Agent or its order (in accordance with directions contained in an Instruction issued by the Agent) all the Account Balances for application by the Agent of the Account Balances against the Borrower's Obligations as contemplated in the Loan Agreement.

        SECTION 7. AUTHORISATION OF ACCOUNT BANK.

        For the purpose of enabling the Account Bank to comply with and perform its obligations under this Agreement, each of the Borrower and the Agent hereby irrevocably authorises and empowers the Account Bank to accept Instructions from the Borrower and/or the Agent (all in accordance with the terms and subject to the conditions of this Agreement) in order to endorse, cancel, collect and execute such instruments which may be necessary or advisable to carry out its obligations hereunder and the Borrower agrees to issue such additional Instructions or authorisations or powers and to take all such other actions as may be necessary in furtherance of the provisions of this Agreement.

        SECTION 8. ROLE OF ACCOUNT BANK.

             (a) SOLE CONTROL: It is understood and hereby accepted and agreed by the Account Bank and the Borrower that, without prejudice to the provisions of Section 6, the Project Account shall at all times be operated pursuant to the Instructions of the Borrower and/or, as the case may be, the Agent, as provided herein.

             (b) ACCOUNT BANK HAS NO INTEREST: The Account Bank hereby expressly acknowledges and agrees that the Project Account and all balances standing to the credit thereof are subject to the security granted by the Borrower in favour of the Agent pursuant to the Borrower Security Agreement (Offshore Assets). The Account Bank further acknowledges that it has no interest in the Project Account or any Account Balance standing to the credit thereof but is merely acting as a holder thereof and (subject to the provisions of Section 12) unconditionally and irrevocably waives any

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

             (c) right of set-off, any lien or any other right, express or implied, which it might have in connection with any Project Account or any cash or other asset standing to the credit of any thereof.

             (d) AFTER DISCHARGE OF OBLIGATIONS: At such time as the Agent shall have delivered Instructions to the Account Bank to the effect that all the Obligations have been paid and performed in full (which Instructions shall be provided promptly by the Agent upon such payment and performance), the Instructions described in Sections 5 and 6 and all other Instructions received by the Account Bank from the Agent hereunder shall thereafter be inoperative and of no further force or effect and the Project Account shall be maintained and operated (or, at the Borrower's option, closed) solely pursuant to the Instructions of the Borrower.

             (e) RIGHT TO OBTAIN ADVICE: The Account Bank may consult with legal advisers with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in accordance with such advice except if, and to the extent that, the Account Bank shall have been negligent or shall have acted in a manner constituting wilful misconduct, in either case in connection with any such action taken or omitted.

             (f) BORROWER TO REIMBURSE: Upon the request of the Account Bank, the Borrower shall pay to or reimburse the Account Bank for any amounts relating to any transfer taxes or other taxes relating to the Account Balances incurred in connection with this Agreement and shall indemnify and hold the Account Bank harmless from any amounts it is obliged to pay with respect to such taxes.

             (g) DISPUTES AS TO PAYMENT: In the event of any disagreement between the Borrower and the Agent resulting in adverse claims or demands made on the Account Bank in connection with the Account Balances, or in the event that the Account Bank, acting in good faith, is uncertain as to what action it should take hereunder, the Account Bank shall act on the Instructions of the Agent without further question.

        SECTION 9. ACCOUNT BANK'S ACKNOWLEDGEMENT.

        The Account Bank acknowledges that it has received an executed copy of the Borrower Security Agreement (Offshore Assets).

        SECTION 10.     STANDARD OF CARE; INDEMNIFICATION.

             (a) STANDARD OF CARE: The Account Bank undertakes and agrees to use the same care with respect to the safekeeping and handling of the Account Balances as the Account Bank uses in respect of property held for its own sole benefit. Subject to the preceding sentence, neither the Account Bank nor any of its affiliates, directors, officers, or employees shall be liable for any action taken or omitted to be taken by it or them hereunder except for its or their own negligence or wilful misconduct.

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

             (b) INDEMNITY: The Borrower shall hold the Account Bank harmless from, and indemnify and reimburse the Account Bank for, all claims, liabilities, losses and expenses (including reasonable out-of-pocket expenses and legal fees) incurred by the Account Bank in connection with this Agreement, provided that the Account Bank has not acted with negligence or wilful misconduct with respect to the events resulting in such claims, liability, loss and expenses. Without limiting the foregoing sentence (and subject to the proviso thereof), the Account Bank shall in no event be liable in connection with the good-faith investment or reinvestment of any moneys held by it hereunder in accordance with this Agreement.

             (c) VERIFICATION: The Account Bank shall not (i) be under any duty to verify that any Instructions received from the Borrower or the Agent are in accordance with the term of the Borrower Security Agreement (Offshore Assets), the Loan Agreement or any other Loan Document (and any references thereto are solely for the convenience of the Lender Parties and the Borrower), (ii) have any responsibility for the intended or eventual purpose or use of any Account Balances or any moneys released therefrom, or (iii) have any responsibility for any provision of the Borrower Security Agreement (Offshore Assets) or any other Loan Document (except for this Agreement and Instructions and other writings delivered in connection with this Agreement). The Account Bank shall, subject to the provisions of Section 18, be entitled to rely upon any signature or any document, order, judgment, certification, demand, notice, instrument or other writing reasonably believed by it to be genuine, and may assume that any person purporting to deliver any writing in connection with the provisions hereof has been duly authorised to do so, whether or not pursuant to the agency provisions of the Loan Agreement or otherwise.

        SECTION 11.     INFORMATION.

        The Account Bank agrees that it will, prior to the date which is five
(5) Business Days after the end of each calendar month, deliver to the Borrower and to the Agent a statement (in such detail as the Agent may reasonably request) showing:

             (a) the aggregate amount of all deposits made into, and transfers made to and from, the Project Account during such month; and

             (b) the value of the Account Balances as of the last day of such month.

        In addition, the Account Bank will provide such additional information regarding the Project Account and the related Account Balances as the Borrower or the Agent may reasonably request from time to time.

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

        SECTION 12.     LIMITED SET-OFF.

        The Account Bank agrees that it will not exercise any right of set-off or retention or any banker's or other lien whatsoever in respect of the Project Account arising from any claims it may have against the Borrower or otherwise, other than in respect of any taxes, fees and expenses owing to the Account Bank pursuant to clause (e) of Section 8, Section 13 and clause (g) of Section 16.

        SECTION 13.     FEES AND EXPENSES.

             (a) FEES: The Account Bank shall receive fees determined in accordance with, and payable as specified in, the Schedule of Fees attached hereto as Exhibit D (the "Fee Schedule"), as the same may be modified from time to time by agreement among the parties hereto.

             (b) REIMBURSEMENT: The Account Bank shall be reimbursed by the Borrower for all reasonable expenses, disbursements and advances incurred or made by the Account Bank in the preparation, administration and enforcement of this Agreement, including reasonable legal fees and expenses. The Borrower shall be liable for all payments due from time to time to the Account Bank under this Agreement. In the event of default by the Borrower in the payment of any such fees or expenses, the Agent may, at its option, and without being obliged to do so, make any such payment to the Account Bank, and the Account Bank shall receive the same in satisfaction of such amounts due from the Borrower. For the avoidance of doubt, the Account Bank may not resign because of any failure by the Borrower to comply with its obligations pursuant to this Section without prior notice to the Agent and acceptance by the Agent of such resignation and the appointment of a successor Account Bank as provided in this Agreement within ten (10) Business Days from the date of this Agreement.

        SECTION 14.     NO WAIVER.

             (a) NO WAIVER: No failure or delay on the part of the Agent in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand of any party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions.

             (b) REMEDIES CUMULATIVE: The remedies provided herein are cumulative and not exclusive of any remedies provided by Applicable Law.

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

        SECTION 15.     LIENS.

        The Borrower represents and warrants to the Account Bank and the Agent that as of the date hereof, except as set forth herein or in the Borrower Security Agreement (Offshore Assets), there are no liens over the Project Account or any related Account Balance. The Account Bank shall have no responsibility at any time for the ascertainment of the existence or non-existence of any lien over the Project Account or any related Account Balance. The Borrower further undertakes that the Project Account shall at all times remain free and clear of all liens, other than liens created in favour of the Agent pursuant to the Loan Documents.

        SECTION 16. REMOVAL AND RESIGNATION OF THE ACCOUNT BANK; CLOSURE OF PROJECT ACCOUNT.

             (a) REMOVAL: The Account Bank may be removed from its position as such by a written instrument delivered to the Account Bank and signed by the Agent (acting at the direction of the Required Lenders and, so long as no Default is continuing, subject to the consent of the Borrower (such consent not to be unreasonably withheld)) or, so long as no Default is continuing, by a written instrument delivered to the Account Bank and signed by the Borrower (subject to the consent of the Agent (which shall have obtained the approval of the Required Lenders)).

             (b) RESIGNATION: The Account Bank may resign at any time upon at least ninety (90) days' prior written notice to the Agent and the Borrower.

             (c) REAPPOINTMENT: Any such removal or resignation referred to in clause (a) or (b) will not be effective until the appointment by the Agent (acting at the direction of the Required Lenders and, so long as no Default is continuing, subject to the consent of the Borrower (such consent not to be unreasonably withheld)) of a successor for the removed or retiring Account Bank (which successor shall be a bank established in such jurisdiction where all actions necessary or, in the reasonable opinion of the Agent, advisable to protect and perfect the security granted over the Project Account and all related Account Balances pursuant to the Borrower Security Agreement (Offshore Assets) and maintain the trusts in respect of the Project Account created pursuant to this Agreement shall, in each case, have been taken), the acceptance of such appointment by the successor Account Bank and the taking of the steps described in clause (d). The Agent may reasonably withhold its consent to any request by the Borrower to remove the Account Bank if the measures to protect and perfect the security interest and maintain the trusts as described aforesaid shall not have been taken.

             (d) TRANSFER DOCUMENTS: Upon the acceptance of an appointment as Account Bank hereunder by any successor Account Bank, such successor Account Bank shall be entitled to receive from the removed or resigning Account Bank such documents of transfer and assignment as such successor Account Bank may reasonably request and shall thereupon succeed to and become vested with all rights, powers, privileges and

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

duties of the removed or resigning Account Bank and the removed or resigning Account Bank shall be discharged from its duties and obligations under this Agreement and each other relevant Loan Document. The obligations of the Borrower to the Account Bank and the rights of the Account Bank under clause (e) of
Section 8, Sections 10 and 13 and clause (g) of this Section shall survive termination of this Agreement and/or the removal or resignation of the Account Bank.

             (e) ACCOUNT CLOSURE: If the Account Balance of the Project Account is zero and the Agent shall have delivered Instructions to the Account Bank to the effect that all the Obligations have been paid and performed in full (which Instructions shall be provided promptly by the Agent upon such payment and performance), the Instructions described in
        Section 5 and 6 and all other Instructions received by the Account Bank from the Agent hereunder shall thereafter be inoperative and of no further force or effect and the Project Account shall be maintained and operated (or, at the Borrower's option, closed) solely pursuant to the Instructions of the Borrower.

             (f) WIRE TRANSFER OF BALANCES: On removal or resignation of the Account Bank pursuant to clause (a), or, as the case may be, upon the closing of the Project Account, the then acting Account Bank shall wire transfer all funds capable of remittance from the Project Account and deliver all Account Balances in such manner as the Agent may at such time direct, subject only to requirements or restrictions imposed by Applicable Law.

             (g) COSTS: All reasonable costs and expenses incurred in connection with the removal or resignation of the Account Bank or the closure of the Project Account shall be solely for the account of the Borrower and shall be payable upon the removal or the resignation of the Account Bank or, as the case may be, the closure of the Project Account.

        SECTION 17.     SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and the Account Bank and their respective successors and permitted assigns, except that:(a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Account Bank and the Agent (which consent shall be given only upon the direction of the Required Lenders); (b) the Account Bank's rights of transfer and assignment are governed by Section 16; and (c) the rights of sale, assignment and transfer of the Agent and the other Lender Parties are subject to the provisions of the Loan Agreement.

        SECTION 18. INSTRUCTIONS; FUND TRANSFERS; AUTHORISED SIGNATURES.

             (a) AUTHORISED OFFICERS: The Account Bank is authorised, subject to the other provisions of this Agreement, to rely and act upon all instructions given or

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

purported to be given by one or more officers or employees of the Borrower or the Agent who are (i) authorised by or in accordance with a board resolution delivered to the Account Bank on or prior to the date hereof pursuant to Section 23 or (ii) described as authorised in a certificate delivered to the Account Bank on or prior to the date hereof pursuant to Section 23 (each such officer or employee is hereinafter referred to as an "Authorised Officer" and all instructions described in and meeting the requirements of this Section are referred to as "Instructions").

             (b) INSTRUCTIONS, SIGNATURES: The term "Instructions" includes instructions to sell, assign, transfer, deliver, purchase or receive for any of the Project Account or to transfer all or any portion of the Account Balances. "Instructions" also include, and the Account Bank may also rely and act upon, those writings which bear, or purport to bear, the signature or facsimile signature of any of the Authorised Officers if such facsimile signature(s) resemble the facsimile specimen(s) from time to time furnished to the Account Bank by any of such Authorised Officers.

             (c) MEANS OF GIVING INSTRUCTIONS: In addition, and subject to clause (b), "Instructions" also include, and the Account Bank may rely and act upon, communications received by telex, facsimile transmission, bank wire or other teleprocess acceptable to it which the Account Bank believes in good faith to have been given by an Authorised Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Account Bank may specify.

             (d) INABILITY TO VERIFY: The Account Bank shall, except in the case of any action constituting negligence or wilful misconduct, incur no liability to the Borrower and/or the Agent or otherwise for having acted in accordance with Instructions on which it is authorised to rely pursuant to the provisions hereof.

             (e) CONTINUING NATURE: Unless otherwise expressly provided, all authorisations and Instructions shall continue in full force and effect until cancelled or superseded by subsequent authorisations or Instructions received by the Account Bank. The Account Bank's authorisation to rely and act upon Instructions pursuant to this clause shall be in addition to, and shall not limit, any other authorisation which the Agent may give to it hereunder.

             (f) TRANSFER INSTRUCTIONS: With respect to written Instructions or Instructions sent by facsimile transmission to transfer funds from the Project Account in accordance herewith (such Instructions hereinafter referred to as "Transfer Instructions"), the security procedure agreed upon for verifying the authenticity of Transfer Instructions is a callback by the Account Bank or a communication by any other appropriate means to any of the persons designated below, whether or not any such person has issued such Transfer Instruction.

                     (i) With respect to Transfer Instructions given by the Borrower pursuant to its authority under this Agreement:

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                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

Name/Title                                                       Telephone No.
----------                                                       -------------
Victor Matfield, Financial Manager                               +27 11 837 0706

David Ashworth, Director                                         +27 11 837 0706

Anthony Wing, Accountant                                         +27 11 837 0706

                     (ii) With respect to Transfer Instructions given by the Agent pursuant to its authority under this Agreement:

Name/Title                                                      Telephone No.
----------                                                      -------------
Michael Price, Director                                         +44 171 280 5191

Christopher Coleman, Director                                   +44 171 280 5730

David Street, Assistant Director                                +44 171 280 5358

Nicholas Wood, Assistant Director                               +44 171 280 5715

Richard Spencer, Assistant Director                             +44 171 280 5153

        Alternatively, at the Account Bank's option, the callback may be made to any person designated in the certified resolutions or other certificates or documentation furnished to it by a party in connection with any of the Project Account as authorised to issue Transfer Instructions or otherwise transact business with respect to the Project Account for that party. The Borrower and the Agent shall implement any other authentication method or procedure or security device reasonably required by the Account Bank with respect to Transfer Instructions at any time or from time to time.

        SECTION 19.     NOTICES.

        Except as otherwise expressly provided herein, all notices and other communications provided to any party hereto under this Agreement shall be in writing and Section 11.2 of the Loan Agreement is hereby incorporated in this Agreement with all necessary consequential changes save that the address of each party for the purposes of this Section shall be the address specified under its signature below. Simultaneously with its delivery of all notices to the Account Bank hereunder, (a) the Borrower shall deliver a copy of each such notice to the Agent and (b) the Agent shall deliver a copy of each such notice to the Borrower, provided, however, that any failure by the Agent to deliver a copy as aforesaid shall not prejudice its rights or remedies hereunder or under any other Loan Document.

        SECTION 20.     WAIVERS, AMENDMENTS, ETC.

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

        The provisions of this Agreement may from time to time be amended, modified or waived, provided such amendment, modification or waiver is in writing and consented to by the Borrower, the Account Bank and the Agent (acting with the approval of the Required Lenders, or all the Lenders, as may be required pursuant to the Loan Agreement).

        SECTION 21.     COUNTERPARTS.

        This Agreement may be executed in any number of counterparts, each of which when taken together with the other executed counterparts shall constitute one and the same instrument.

        SECTION 22.     GOVERNING LAW; JURISDICTION; WAIVER OF IMMUNITY.

             (a) LAW: This Agreement and all matters and disputes relating hereto shall be governed by, and construed in accordance with, Mali law.

             (b) JURISDICTION: Each of the parties hereto irrevocably agrees for the benefit of each of the Lender Parties that the courts of Mali shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the non-exclusive jurisdiction of such courts.

             (c) FORUM: Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts referred to in clause
        (a) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.

             (d) PROCESS AGENT: The Borrower agrees that the process by which any suit, action or proceeding is begun in England and Wales in relation hereto, may be served on it by being delivered to:

             Fleetside Legal Representatives Limited at
             9 Cheapside
             London EC2V 6AD
             England

             or, if different, its principal place of business for the time being.

             (e) NON-EXCLUSIVE: The submission to the jurisdiction of the courts referred to in clause (a) shall not (and shall not be construed so as to) limit the right of the Lender Parties or any of them to take proceedings relating to this Agreement in any other court of competent jurisdiction nor shall the taking of proceedings in any one or

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

             (f) WAIVER OF IMMUNITY: To the extent that the Borrower may be entitled in any jurisdiction to claim for itself or its assets, immunity from suit, execution, attachment or other legal process whatsoever, it hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

        SECTION 23.     ADDITIONAL DOCUMENTATION.

        This Agreement shall not become effective until the Account Bank has provided a notice to the Agent substantially in the form of Exhibit E certifying that the Account Bank has received (or waived any requirement that it receive) the following:

             (a)     As to the Borrower:

                     (i) a certified resolution of its board of directors authorising the making and performance of this Agreement, in such form as may be agreed by the parties hereto; and

                     (ii) a certificate as to the names and specimen signatures of its officers or representatives authorised to sign this Agreement and notices, instructions and other communications hereunder, substantially in the form of Exhibit C attached hereto or such other form as may be agreed with the Agent and the Account Bank.

             (b) As to the Agent, a certificate as to the names and specimen signatures of its officers or representatives authorised to sign this Agreement and notices, instructions and other communications hereunder, substantially in the form of Exhibit C attached hereto or such other form as may be agreed between the Agent and the Account Bank.

        SECTION 24.     PERPETUITY PERIOD.

        The perpetuity period under the rule against perpetuities if applicable hereto shall, pursuant to Section 1(1) of the Perpetuities' and Accumulations Act 1964, be the period of eighty (80) years from the date of this Agreement.

        SECTION 25.     FURTHER ASSURANCES.

        The Borrower hereby undertakes with the Agent to take such further acts, enter into such other instruments and documents and otherwise perform such actions as may be necessary or advisable or as the Agent may otherwise request to more fully give effect to the terms of this Agreement and the transactions contemplated hereunder.

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

        SECTION 26.     POWER OF ATTORNEY.

        The Borrower hereby irrevocably and by way of security appoints the Agent as its attorney with full power of substitution and delegation with full authority in its name and on its behalf, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary to accomplish the intent and purposes of this Agreement. The Borrower hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest, and covenants to ratify all acts and things done by such attorney. The power of attorney hereby granted is as regards the Agent and its delegates (and as the Borrower hereby acknowledges) granted irrevocably and for value as part of the security constituted by this Agreement to secure proprietary interests in and the performance of obligations owed to the respective donees within the meaning of the Power of Attorney Act 1971.

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective authorised officers on the day and year first above written.

                                 SOCIETE DES MINES DE MORILA S.A.,

                                 By:____________________________________________
                                   Name Printed:________________________________
                                   Title:_______________________________________

                            Address for Notices:

                                 c/o 5 Press Avenue
                                 Selby
                                 Johannesburg
                                 P.O. Box 82291
                                 Southdale 2135
                                 South Africa

                            Facsimile No.:     27-11-8372232

                            Attention:         The Financial Director

                                 per pro N M ROTHSCHILD & SONS LIMITED,
                                 in its capacity as the Agent

                                 By:____________________________________________
                                   Name Printed:________________________________
                                   Title:_______________________________________

                                 By:____________________________________________
                                   Name Printed:________________________________
                                   Title:_______________________________________

                                 Address for Notices:

                                           New Court
                                           St Swithin's Lane
                                           London EC4P 4DU

                                 Facsimile No.: (44) 171-280-5139
                                 Attention: David Street/Giles Baynham

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

                                 BANQUE DE DEVELOPPEMENT DU MALI, as the Account Bank

                                 By:____________________________________________
                                   Name Printed:________________________________
                                   Title:_______________________________________

                                 By:____________________________________________
                                   Name Printed:________________________________
                                   Title:_______________________________________

                           Address
                           for Notices:     Avenue Modibo Keita
                                            BP 94 Bamako

                           Attention:       Abdonlaye Daffe,
                                            Directeur General

                                                                   EXHIBIT A
                                                                      to
                                                                 Project Account
                                                                   Agreement
                                                                     (Mali)

                                 DEFAULT NOTICE

                  LETTERHEAD OF N M ROTHSCHILD & SONS LIMITED

To:     [ACCOUNT BANK]

Attention: [____________]

RE: PROJECT ACCOUNT AGREEMENT (MALI), DATED ______, ______(THE "AGREEMENT"), AMONG SOCIETE DES MINES DE MORILA S.A., AS THE BORROWER, BANQUE DE DEVELOPPEMENT DU MALI, AS THE ACCOUNT BANK AND N M ROTHSCHILD & SONS LIMITED, AS THE AGENT.

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

Dear Sirs:

        We wish to inform you that a Default under (and as defined in) the Loan Agreement (as defined in the Agreement) has occurred and that upon receipt of this Default Notice, you are no longer authorised to act pursuant to the Borrower's Instructions (as defined in the Agreement) given pursuant to Sections 5 and 6 of the Agreement or otherwise, unless such Instructions have been countersigned by ourselves.

                                 Per pro
                                 N M ROTHSCHILD & SONS LIMITED, as the Agent

                                 By:____________________________________________
                                   (Authorised Officer of the Agent)
                                   Name Printed:________________________________
                                   Title:_______________________________________

                                 By:____________________________________________
                                   (Authorised Officer of the Agent)
                                   Name Printed:________________________________
                                   Title:_______________________________________

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

                                                                   EXHIBIT B
                                                                      to
                                                                 Project Account
                                                                   Agreement
                                                                     (Mali)

                               ENFORCEMENT NOTICE

                  LETTERHEAD OF N M ROTHSCHILD & SONS LIMITED

To:     [ACCOUNT BANK]

Attention: [____________]

RE: PROJECT ACCOUNT AGREEMENT (MALI), DATED ______,______ (THE "AGREEMENT"), AMONG SOCIETE DES MINES DE MORILA S.A., AS THE BORROWER, BANQUE DE DEVELOPPEMENT DU MALI, AS THE ACCOUNT BANK AND N M ROTHSCHILD & SONS LIMITED, AS THE AGENT.

Dear Sirs:

        We wish to inform you that an Event of Default under (and as defined in) the Loan Agreement has occurred and that, until you receive Instructions from the Agent to the contrary, you are instructed to act solely in accordance with the Agent's Instructions given pursuant to Section 6 of the Agreement.

                                 Per pro

                                 N M ROTHSCHILD & SONS LIMITED, as the Agent

                                 By:____________________________________________
                                   (Authorised Officer of the Agent)
                                   Name Printed:________________________________
                                   Title:_______________________________________

                                 By:____________________________________________
                                   (Authorised Officer of the Agent)
                                   Name Printed:________________________________
                                   Title:_______________________________________

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

                                                                   EXHIBIT C
                                                                      to
                                                                 Project Account
                                                                   Agreement
                                                                     (Mali)

                                  CERTIFICATE

To:     [ACCOUNT BANK]

Attention: [____________]

        I, as the _____________ of [Societe des Mines de Morila S.A. (the "Company")/N M Rothschild & Sons Limited (the "Agent")] hereby certify to Banque de Developpement du Mali (the "Bank") that I am duly authorised [pursuant to resolutions dated___________________,_____, duly adopted by the Board of Directors of the Company (attached hereto as Exhibit A)] to give this Certificate and that each of the following officers and employees of the [Company/Agent] is duly authorised to give Instructions, whether in writing, by telephone, by electronic transmission or otherwise, to the Bank with respect to the Account as more particularly described in the Project Account Agreement, dated ________________,_____ (the "Project Account Agreement") between the Bank, Societe des Mines de Morila S.A. and N M Rothschild & Sons Limited. I confirm that each person holds the office or position indicated opposite his name below and has the signature indicated opposite his name below:

Name                            Office                                Signature
----                            ------                                ---------





        Any person described above shall be considered an "Authorised Officer" for all purposes of the Project Account Agreement with authority to issue Instructions on behalf of the [Company/Agent], and to take all actions and execute all documents on behalf of the [Company/Agent] in connection with the Project Account Agreement.

        In the case of any and every subsequent change in the individual holding any office or position named in this certificate, or in the case of any other change in the officers or employees authorised to give instructions with respect to one or more of the Project Account, the undersigned undertakes, on behalf of the [Company/Agent], to certify to the Bank the fact of such change and the name and signature of the new individuals so authorised.

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

        The Bank shall be entitled to rely and act upon this and any other subsequent certification until it shall receive written notice from the [Company/Agent] of any modification of the authorisation described in such certification.

        Terms for which meanings are provided in the Project Account Agreement are, unless otherwise defined in this certificate, used in this certificate with such meanings.

        IN WITNESS WHEREOF, I have hereunto set my hand this________________day of _____________________________, 19____.

                                 ________________________________________

                                 By:____________________________________________
                                   Name Printed:________________________________
                                   Title:_______________________________________

                                                                   EXHIBIT D
                                                                      to
                                                                 Project Account
                                                                   Agreement
                                                                     (Mali)

                                  FEE SCHEDULE

                           [ACCOUNT BANK TO PROVIDE]

                                                                   EXHIBIT E
                                                                       to
                                                                 Project Account
                                                                   Agreement
                                                                     (Mali)

                                       TRANSLATION FOR INFORMATION PURPOSES ONLY

                           LETTERHEAD OF ACCOUNT BANK

To:     N M ROTHSCHILD & SONS LIMITED

Attention: [____________________]

RE: PROJECT ACCOUNT AGREEMENT (MALI), DATED ________________,_____ (THE "AGREEMENT"), AMONG SOCIETE DES MINES DE MORILA S.A., AS THE BORROWER, BANQUE DE DEVELOPMENT DU MALI, AS THE ACCOUNT BANK AND N M ROTHSCHILD & SONS LIMITED, AS THE AGENT.

Dear Sirs:

        We hereby inform you that we have received (or waived the requirement that we receive) all of the documentation referred to in Section 23 of the Agreement.

                                 BANQUE DE DEVELOPPEMENT DU MALI

                                 By:____________________________________________
                                   (Authorised Officer of the Account Bank)
                                   Name Printed:________________________________
                                   Title:_______________________________________